Amplify Alternative Harvest ETF
Schedule of Investments
June 30, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 53.9%	Shares		Value
Amplify Seymour Cannabis ETF (a)(b)(c)	2,043,941		$ 59,703,721
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $43,009,251)			59,703,721

COMMON STOCKS - 45.8%	Shares		Value
Consumer Staples - 3.9%
Village Farms International, Inc. (a)(d)	2,180,312		4,360,624

Health Care - 41.9% (e)
Aurora Cannabis, Inc. (a)(d)	1,264,494		3,527,938
Canopy Growth Corp. (a)(d)	9,189,630		8,730,149
Cronos Group, Inc. (a)	3,638,889		10,116,111
High Tide, Inc. (a)(d)	1,662,601		3,790,730
Organigram Global, Inc. (a)	2,043,942		2,084,821
SNDL, Inc. (a)	5,177,734		6,989,941
Tilray Brands, Inc. (a)(d)	2,475,946		11,116,998
			46,356,688
TOTAL COMMON STOCKS (Cost $78,613,588)			50,717,312

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 26.4%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (f)	29,216,368		29,216,368
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $29,216,368)			29,216,368

MONEY MARKET FUNDS - 0.2%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (f)	267,364		267,364
TOTAL MONEY MARKET FUNDS (Cost $267,364)			267,364

TOTAL INVESTMENTS - 126.3% (Cost $151,106,571)			139,904,765
Liabilities in Excess of Other Assets - (26.3)%		(0.26271)	(29,107,449)
TOTAL NET ASSETS - 100.0%			$ 110,797,316

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $25,489,247.
(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(f)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$ 59,703,721	$ –	$ –	$ 59,703,721
Common Stocks	50,717,312	–	–	50,717,312
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	29,216,368
Money Market Funds	267,364	–	–	267,364
Total Investments	$ 110,688,397	$ –	$ –	$ 139,904,765

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Amplify Alternative Harvest ETF - Transactions with Affiliates
	Value as of September 30, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2026	Shares as of June 30, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Amplify Seymour Cannabis ETF	$ 93,053,212	$ 2,202,734	$ (31,096,768)	$ 4,046,510	$ (8,501,967)	$ 59,703,721	2,043,941	$ –	$ –
	$ 93,053,212	$ 2,202,734	$ (31,096,768)	$ 4,046,510	$ (8,501,967)	$ 59,703,721	2,043,941	$ –	$ –